UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-24049

___________________________________________

OAKTREE ASSET-BACKED INCOME FUND INC.
(Exact name of registrant as specified in charter)

___________________________________________

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.
Oaktree Asset-Backed Income Fund Inc.
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Name and address of agent for service)

___________________________________________

(855) 777-8001
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

OAKTREE

ANNUAL REPORT
DECEMBER 31, 2025

Oaktree Asset-Backed Income Fund Inc.

IN PROFILE

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to Oaktree Asset-Backed Income Fund Inc. (the “Fund”). The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC (formerly, Oaktree Capital Group, LLC) (collectively with OCM and the Adviser, “Oaktree”). Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2025, Oaktree had $223 billion in assets under management. Brookfield Public Securities Group LLC (“PSG”) serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC (“BAM ULC”), an unlimited liability company formed under the laws of British Columbia, Canada. BAM ULC is a wholly owned subsidiary of Brookfield Asset Management Ltd. (“BAM Ltd.”), a publicly traded company (NYSE: BAM; TSX: BAMA). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM Ltd.

The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://privatewealth.brookfield.com/fund/oaktree-asset-backed-income-fund-inc.

This report is for shareholder information. This is not a Prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for the Oaktree Asset-Backed Income Fund Inc. (the “Fund”) for the period ended December 31, 2025.

On December 5, 2025, the Fund acquired all of the assets, subject to liabilities, of Oaktree Asset-Backed Income Private Placement Fund Inc. (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund adopted the Predecessor Fund’s performance and accounting history. The Predecessor Fund commenced operations on March 27, 2025. Accordingly, we encourage shareholders to view portfolio positioning and performance in the context of a very early-stage ramp rather than a fully constructed portfolio.

Over the past several years, we have seen a growing opportunity in many areas of private, performing asset-backed finance (ABF), as traditional banks have reduced lending activity across a broad range of asset-backed markets and private capital has played an increasingly important role alongside public securitization markets. This shift reflects a combination of structural factors, including changes in bank balance sheet capacity, regulatory constraints, and the need for reliable capital to support essential asset-backed lending activities. While the opportunity set has expanded meaningfully, we believe it remains in an early phase of development.

Our approach to ABF is grounded in Oaktree’s long-standing investment principles, with a focus on risk control, disciplined underwriting, and selectivity. While the addressable market is sizable, we believe returns will accrue unevenly and that careful asset and counterparty selection is critical. Consistent with this philosophy, the Fund deployed capital prudently during the period, balancing the efficient management of early inflows with a deliberate pace of investment in private asset-backed transactions. Portfolio construction reflects this measured approach and is expected to continue evolving as the Fund scales and additional private investments are funded.

Over the medium term, the Fund is targeting portfolio allocations of approximately 80% Core ABF, 10% Opportunistic asset-backed investments, and 10% traded structured credit. At year-end, the Fund’s portfolio was allocated approximately 45% to traded structured credit, 38% to Core ABF, and 16% to Opportunistic asset-backed investments as a percent of total investment by market value. This allocation reflects the timing of investor subscriptions relative to the funding schedules of private ABF transactions rather than a deviation from long-term strategy. The elevated allocation to traded structured credit was a temporary and prudent measure to deploy inflows efficiently, reduce cash drag, and preserve flexibility as private ABF investments continue to fund.

The traded structured credit allocations were focused primarily on BBB- and BB-rated collateralized loan obligation (CLO) tranches often without call protection, which we believe can offer an efficient balance between yield generation and capital stability. The absence of call features helps to enhance cash-flow visibility and mitigate reinvestment risk, while the seniority and structural protection of these tranches help constrain mark-to-market volatility.

These positions are liquid and readily monetizable as private ABF transactions close, enabling the Fund to remain fully invested while preserving the ability to reallocate capital efficiently into private transactions as they fund. From a relative-value standpoint, we believe this approach may offer a more attractive risk-adjusted return profile than holding predominantly cash, with current weighted average spreads on the traded structured credit positions of approximately Secured Overnight Financing Rate (SOFR) plus mid 400s basis points, providing meaningful yield pickup potential while maintaining flexibility. We have a robust pipeline of activity and as private transactions fund, we expect portfolio allocations to migrate closer to the Fund’s long-term targets.

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund’s audited ﬁnancial statements and schedule of investments as of December 31, 2025.

2025 Annual Report	1

LETTER TO SHAREHOLDERS (continued)

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://privatewealth.brookfield.com/ for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley
President Oaktree Asset-Backed Income Fund Inc.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2025 and subject to change based on subsequent developments.

Must be preceded or accompanied by a Prospectus.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets include real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Oaktree Asset-Backed Income Fund Inc.

2

OAKTREE ASSET-BACKED INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

On December 5, 2025, the Fund acquired all of the assets, subject to liabilities, of Oaktree Asset-Backed Income Private Placement Fund Inc. (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund’s Class I Shares adopted the Predecessor Fund’s performance and accounting history. Prior to December 5, 2025 the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (March 27, 2025). The Predecessor Fund’s past performance is not an indication of how the Fund will perform in the future.

The Fund’s Class I shares returned 4.68% (net of fees) for the period from March 27, 2025 (Commencement of Investment Operations) through December 31, 2025 and 0.17% (net of fees) for the period from December 8, 2025 to December 31, 2025.

As the Fund launched in December and remains in the early stages of portfolio construction, performance for the period reflects approximately three weeks of activity in a seed portfolio and should be viewed as preliminary. Capital continues to be deployed toward the Fund’s near- to medium-term objective of building a broadly diversified asset-backed finance portfolio. During this early ramp period, the Fund maintained an elevated allocation to traded structured credit (approximately 45% of total investments by market value) as a temporary and prudent way to deploy inflows in excess of near-term private ABF fundings. Allocations have focused on BBB and BB CLO tranches, often without call protection, providing an efficient means of reducing cash drag while limiting price volatility and mark-to-market risk. These positions are highly liquid and readily monetizable as private transactions close, allowing capital to be reallocated. From a relative-value perspective, this approach remains materially more attractive than holding cash, with current spreads of approximately SOFR + 250–500 basis points, providing a meaningful yield pickup while preserving flexibility during the ramp.

At December 31, 2025, the Fund’s investments had a gross portfolio-level yield1 of 9.8%, an average spread of 645 basis points, and a weighted average life of 6.1 years for debt positions. The Fund’s positive performance and attractive income profile are supported by diversification across asset classes, collateral types, and segments of the asset-backed finance market. The Fund’s five largest sector allocations by market value were corporate (63%) which was mainly driven by the CLO tranche investments, equipment (11%), consumer unsecured (10%), consumer secured (6%), and transportation (5%). We believe the portfolio is well positioned to benefit from its focus on asset-backed, shorter-duration credit exposures with contractual cash flows. As the portfolio continues to scale and diversify, we expect income generation and risk-adjusted returns to be supported by disciplined underwriting, structural protections, and the ability to reinvest capital across an evolving ABF opportunity set.

ASSET-BACKED FINANCE MARKET OVERVIEW & OUTLOOK

Asset-backed finance markets continue to be driven primarily by structural rather than cyclical factors. Performance in ABF is influenced less by changes in market sentiment and more by collateral performance, transaction structures, and originator behavior. As a result, returns are typically dominated by contractual cash income and amortization rather than mark-to-market price movements.

A key theme during the period was the continued retrenchment of traditional banks from balance-sheet-intensive lending, particularly across specialty finance, equipment finance, and consumer asset-backed finance. This dynamic continues to create opportunities for private capital providers with the ability to structure transactions conservatively and underwrite collateral at the asset level.

____________

1           Calculated based on total debt investments only. Portfolio-Level Yield is calculated gross of any Fund-level fees and is not a yield calculation experienced by any investor in the Fund. Portfolio-Level Yield is a security-level yield measurement that varies by instrument type to provide a more comprehensive and comparable portfolio yield figure than a typical current yield or yield-to-worst calculation. Portfolio-Level Yield conventions are applied as follows: (i) Bank Debt — yield to maturity when priced below 90 and yield to a three-year workout when priced at or above 90; (ii) Corporate Bonds, Sovereigns, Treasuries, ABS, and CLOs — yield to worst based on the forward curve; (iii) Convertible Bonds — the lower of the yield to put date or yield to maturity; and (iv) CMBS/RMBS — yield incorporating transaction-specific prepayment, default, and extension assumptions.

2025 Annual Report	3

OAKTREE ASSET-BACKED INCOME FUND INC.

Within equipment finance, we continue to see attractive relative value, supported by essential-use collateral, diversified end markets, and amortizing structures that have historically demonstrated resilient performance across credit cycles. Demand for equipment financing remains supported by business investment needs, while reduced bank participation has created opportunities to deploy capital at attractive spreads with strong structural protections. We remain selective, avoiding equipment types with higher cyclical valuation risk.

In digital and infrastructure assets, we continue to focus on contractual, cash-flowing investments rather than speculative development exposure. While interest in AI-related infrastructure financing has increased, our emphasis remains on assets supported by contracted revenues, amortizing structures, and collateral with clear alternative-use value, which we believe offer more defensible downside protection. We see some pockets of value in short duration GPU financing investments backed by strong counterparties.

Across consumer and specialty finance, performance remains mixed, with meaningful diversity across originators, products, and vintages. While broader macro commentary has highlighted pressure on the U.S. consumer, we continue to observe stabilization and improvement in newer vintages among experienced originators that have tightened underwriting standards and enhanced servicing practices. At the same time, we remain cautious toward segments with opaque underwriting, weaker governance, or limited historical performance data such as buy-now-pay-later.

Within auto finance, recent headlines related to governance failures at select platforms appear idiosyncratic rather than indicative of broader asset-class deterioration. We continue to favor established originators with long operating histories, strong servicing capabilities, and meaningful “skin in the game,” while avoiding higher-risk models with limited transparency or misaligned incentives.

Overall, we believe private ABF continues to offer a meaningful relative-value premium compared to comparable public market transactions and many areas of private direct lending. We continue to observe spreads in private asset-backed finance that are approximately SOFR plus 200 to 400 basis points wider than comparable public alternatives, reflecting compensation for complexity, illiquidity, and the provision of flexible capital for similar underlying risk profiles. We believe these structural dynamics support the Fund’s focus on income generation, downside protection, and disciplined portfolio construction as the portfolio continues to ramp.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2025	Since Inception
Class I Total Investment Return	4.68%*
Class I Total Investment Return Since Reorganization	0.17%**
Bloomberg US Aggregate Bond Index	5.22%

*    On December 5, 2025, the Fund acquired all of the assets, subject to liabilities, of Oaktree Asset-Backed Income Private Placement Fund Inc. (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund’s Class I Shares adopted the Predecessor Fund’s performance and accounting history. Prior to December 5, 2025 the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (March 27, 2025). The Predecessor Fund’s past performance is not an indication of how the Fund will perform in the future.

**   Class I Shares commenced operations on December 8, 2025.

4

OAKTREE ASSET-BACKED INCOME FUND INC.

CUMULATIVE RETURNS

The graph below illustrates a hypothetical investment of $10,000 in the Fund from March 27, 2025 (commencement of the Predecessor Fund’s investment operations) through December 31, 2025.

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
3/27/25
3/31/25
4/30/25
5/31/25
6/30/25
7/31/25
8/31/25
9/30/25
10/31/25
11/30/25
12/31/25
$10,468 Fund - Class I Shares
$10,522 Bloomberg US Aggregate Bond Index

Class I Total Investment Returns Since Reorganization are not included in the cumulative performance graph above because data for this class is unavailable prior to its inception date of December 8, 2025.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Disclosure

All returns shown in USD.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.

2025 Annual Report	5

OAKTREE ASSET-BACKED INCOME FUND INC.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance includes the reinvestment of income, dividends and capital gain distributions. To obtain performance information current to the most recent month-end, please call 1-855-862-5873. Performance reflects management fees and other Fund expenses.

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.

Short-term performance in particular is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

6

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments December 31, 2025
	Par	Value
PRIVATE INVESTMENTS – 34.6%
Asset-Based Loans – 16.7%
Consumer Secured – 2.7%
EnFin Residential Solar Finance I LLC, Revolver, 11.36% (Daily SOFR + 7.00%), 05/02/2028, (0.00% Floor) (e)(g)	$5,000,000	$3,158,722
Page Eleven Funding, Revolver, 10.61% (Daily SOFR + 6.40%), 04/17/2029, (0.25% Floor) (e)(g)	8,750,000	6,107,433
		9,266,155
Equipment – 0.6%
AEF Funding LLC, Revolver, 13.08% (Daily SOFR + 8.75%), 04/25/2031, (2.00% Floor) (e)(g)	5,000,000	1,839,731

Infrastructure – 1.5%
Allo Communications LLC, Delay Draw Term Loan, 15.50%, (7.50% cash, 8.00% PIK), 04/16/2032 (e)	5,131,702	5,168,855

Other – 7.5%
BP LPI, Class B Notes, 11.22% (1 mo. Term SOFR + 10.00%), 12/22/2031, (2.50% Floor) (e)	25,299,337	25,299,337
BP LPI, Class B, Delay Draw Notes, 11.22% (1 mo. Term SOFR + 10.00%), 12/22/2031, (2.50% Floor) (e)(g)	11,700,663	0
		25,299,337
Real Estate – 2.9%
Deutsche Pfandbriefbank AG, 20.43%, 01/31/2032 (e)	10,000,000	10,000,000

Transportation – 1.5%
Hertz Vehicle Financing III LLC, 9.28%, 06/28/2028 (e)	5,000,000	5,001,500
Total Asset-Based Loans		56,575,578
Equity – 17.9%
Consumer Secured – 2.1%
Time Forward Flow Purchase Agreement Loan Portfolio (e)(g)(k)	24,000,000	7,071,775

Consumer Unsecured – 7.4%
Santander Bank N.A. Loan Portfolio (e)	25,093,876	25,229,609

Corporate – 0.4%
Roper/Outgo Forward Flow Loan Portfolio (e)(g)(k)	20,000,000	1,443,100

Equipment – 7.9%
Home Depot Inc/The Equity Private (e)(g)(k)	3,600,000	379,413
Midland Equipment Finance Portfolio Loan Portfolio (e)(k)	22,274,169	22,346,972
Sundvall Leasing LLC (e)(g)	7,000,000	4,007,817
		26,734,202
Real Estate – 0.1%
LCP Early Education JV LLC (e)(g)(k)	5,500,000	368,866
Total Equity		60,847,552

Warrants – 0.0% (i)
Equipment – 0.0% (i)
AEF Funding LLC (Exercise price: $44.38, Expiration: 05/29/2029) (e)(h)	1,250	9,563
TOTAL PRIVATE INVESTMENTS (Cost $117,459,962)		117,432,693

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	7

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
PUBLIC SECURITIES – 42.5%
Asset-Backed Securities – 42.5% (a)
Collateralized Loan Obligation – 40.0% (a)
AB BSL CLO Ltd. Series 2020-1A, Class D2R2, 8.49% (3 mo. Term SOFR + 4.55%), 10/15/2038, (4.55% Floor) (b)	$3,000,000	$3,005,709
Series 2025-7A, Class E, 0.00%, 01/15/2039 (b)(c)	5,000,000	5,012,500
ABPCI Direct Lending Fund CLO LLC Series 2017-1A, Class ERR, 11.38% (3 mo. Term SOFR + 7.50%), 07/20/2037, (7.50% Floor) (b)	2,000,000	2,032,558
Series 2024-18A, Class E, 11.59% (3 mo. Term SOFR + 7.75%), 07/30/2036, (7.75% Floor) (b)	2,000,000	2,036,560
Series 2024-19A, Class E, 11.49% (3 mo. Term SOFR + 7.65%), 10/30/2036, (7.65% Floor) (b)	3,000,000	3,069,360
AGL CLO Ltd., Series 2022-20A, Class ER, 10.28% (3 mo. Term SOFR + 6.40%), 10/20/2037, (6.40% Floor) (b)	2,500,000	2,493,773
AMMC CDO, Series 2025-31A, Class E, 9.33% (3 mo. Term SOFR + 5.45%), 02/20/2038, (5.45% Floor) (b)	2,380,000	2,402,596
ARES CLO Series 2022-65A, Class DR, 6.81% (3 mo. Term SOFR + 2.95%), 07/25/2034, (2.95% Floor) (b)	3,750,000	3,767,471
Series 2023-70A, Class ER, 9.22% (3 mo. Term SOFR + 5.50%), 01/25/2039, (5.50% Floor) (b)	7,000,000	7,020,426
Bain Capital Credit CLO Series 2020-4A, Class DAR2, 6.84% (3 mo. Term SOFR + 2.95%), 10/20/2036, (2.95% Floor) (b)	3,000,000	3,004,758
Series 2024-6A, Class D2, 7.87% (3 mo. Term SOFR + 4.00%), 01/21/2038, (4.00% Floor) (b)	2,000,000	1,989,712
Birch Grove CLO, Series 2021-2A, Class D1R, 7.03% (3 mo. Term SOFR + 3.15%), 10/19/2037, (3.15% Floor) (b)	1,500,000	1,504,670
Bridge Street CLO Ltd., Series 2025-1A, Class E, 9.23% (3 mo. Term SOFR + 5.35%), 04/20/2038, (5.35% Floor) (b)	3,770,000	3,723,131
Brightwood Capital MM, Series 2019-1A, Class DR, 8.69% (3 mo. Term SOFR + 4.79%), 10/15/2034, (4.79% Floor) (b)	1,500,000	1,503,282
CBAMR Ltd., Series 2020-12A, Class D2R2, 7.92% (3 mo. Term SOFR + 4.25%), 01/20/2039, (4.25% Floor) (b)	2,500,000	2,502,500
CIFC Funding Ltd. Series 2015-4A, Class D1R3, 0.00%, 01/17/2039 (b)(c)	4,000,000	4,006,608
Series 2015-4A, Class D2R3, 0.00%, 01/17/2039 (b)(c)	5,000,000	5,008,260
Series 2020-3A, Class ER2, 8.66% (3 mo. Term SOFR + 4.80%), 10/20/2038, (4.80% Floor) (b)	2,000,000	2,008,498
Eldridge CLO Ltd. Series 2025-2A, Class D2, 8.63% (3 mo. Term SOFR + 4.95%), 01/15/2038, (4.95% Floor) (b)	5,700,000	5,710,294
Series 2025-2A, Class E, 10.58% (3 mo. Term SOFR + 6.90%), 01/15/2038, (6.90% Floor) (b)	2,500,000	2,509,937

____________

See Notes to Consolidated Financial Statements.

8

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
PUBLIC SECURITIES (continued)
Fortress Credit BSL Ltd., Series 2023-2A, Class D1R, 7.37% (3 mo. Term SOFR + 3.50%), 07/24/2036, (3.50% Floor) (b)	$4,000,000	$4,014,552
Fortress Credit Opportunities, Series 2022-19A, Class DR, 8.05% (3 mo. Term SOFR + 4.15%), 10/15/2036, (4.15% Floor) (b)	2,000,000	2,003,488
GCFRF
0.00%, 01/17/2039 (d)	10,000,000	10,000,000
0.00%, 01/17/2039 (d)	8,000,000	8,000,000
Goldentree Loan Opportunities Ltd. Series 2022-16A, Class DJRR, 7.38% (3 mo. Term SOFR + 3.50%), 01/20/2038, (3.50% Floor) (b)	1,000,000	995,541
Series 2022-16A, Class ERR, 8.38% (3 mo. Term SOFR + 4.50%), 01/20/2038, (4.50% Floor) (b)	2,500,000	2,490,650
Hartwick Park CLO Ltd., Series 2023-1A, Class DR, 6.58% (3 mo. Term SOFR + 2.70%), 01/20/2037, (2.70% Floor) (b)	3,000,000	3,007,851
Kennedy Lewis CLO Ltd., Series 2024-20A, Class E, 9.21% (3 mo. Term SOFR + 5.35%), 01/25/2038, (5.35% Floor) (b)	2,000,000	2,007,524
Marble Point CLO, Series 2020-3A, Class D1R2, 7.14% (3 mo. Term SOFR + 3.00%), 10/19/2038, (3.00% Floor) (b)	1,200,000	1,202,262
Mountain View CLO Ltd., Series 2025-1A, Class E, 10.08% (3 mo. Term SOFR + 6.25%), 10/17/2038, (6.25% Floor) (b)	2,000,000	2,032,992
Neuberger Berman CLO Ltd., Series 2022-49A, Class ER2, 8.71% (3 mo. Term SOFR + 4.85%), 12/25/2037, (4.85% Floor) (b)	3,000,000	3,008,850
Orion CLO Ltd., Series 2023-2A, Class ER, 9.73% (3 mo. Term SOFR + 6.00%), 01/25/2037, (6.00% Floor) (b)	3,500,000	3,510,724
Regatta Funding Ltd., Series 2021-2A, Class D1R, 6.50% (3 mo. Term SOFR + 2.60%), 01/15/2038, (2.60% Floor) (b)	2,675,000	2,675,075
Rockford Tower CLO Ltd. Series 2023-1A, Class D1R, 7.05% (3 mo. Term SOFR + 3.15%), 03/15/2038, (3.15% Floor) (b)	5,000,000	5,027,435
Series 2024-2A, Class D1, 7.38% (3 mo. Term SOFR + 3.50%), 10/20/2037, (3.50% Floor) (b)	1,500,000	1,502,910
Series 2025-2A, Class D1, 7.39% (3 mo. Term SOFR + 3.35%), 03/31/2038, (3.35% Floor) (b)	3,000,000	3,033,018
RR Ltd., Series 2025-37A, Class C2, 7.60% (3 mo. Term SOFR + 3.70%), 04/15/2038, (3.70% Floor) (b)	2,250,000	2,255,213
Silver Point CLO Ltd., Series 2025-15A, Class E, 0.00%, 01/15/2039 (b)(c)	6,600,000	6,616,500
Trinitas CLO Ltd., Series 2023-25A, Class ER, 0.00%, 01/23/2039 (b)(c)	7,800,000	7,819,500
		135,516,688

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	9

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025
	Par	Value
PUBLIC SECURITIES (continued)
Transportation – 2.5%
Prop Ltd. Series 2017-1, Class A, 7.30%, 03/15/2042 (e)(f)	$3,307,467	$3,151,725
Series 2017-1, Class B, 8.90%, 03/15/2042 (b)(e)(f)	532,177	399,718
Spirit Airlines Pass Through Trust, Series 2025-1, Class B, 11.00%, 02/15/2030	5,000,000	4,750,000
		8,301,443
Total Asset-Backed Securities		143,818,131
TOTAL PUBLIC SECURITIES (Cost $143,842,751)		143,818,131
	Shares	Value
SHORT-TERM INVESTMENTS – 36.7%
Money Market Funds – 36.7%
First American Treasury Obligations Fund – Class X, 3.68% (j)	124,488,684	124,488,684
TOTAL SHORT-TERM INVESTMENTS (Cost $124,488,684)		124,488,684
TOTAL INVESTMENTS – 113.8% (Cost $385,791,397)		385,739,508
Liabilities in Excess of Other Assets – (13.8)%		(46,751,168)
TOTAL NET ASSETS – 100.0%		$338,988,340
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
LLC — Limited Liability Company
SOFR — Secured Overnight Financing Rate
PIK — Payment In Kind

(a)   To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)   Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2025, the value of these securities total $117,916,406 or 34.8% of the Fund’s net assets.

(c)   Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2025.

(d)   Zero coupon bonds make no periodic interest payments.

(e)   Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $120,984,136 or 35.7% of net assets as of December 31, 2025.

(f)    Step coupon bond. The rate disclosed is as of December 31, 2025.

____________

See Notes to Consolidated Financial Statements.

10

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2025

(g)   As of December 31, 2025, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. All values are reflected at par.

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
AEF Funding LLC	Revolver	$5,000,000	$1,882,231	$3,117,769
EnFin Residential Solar Finance I LLC	Revolver	5,000,000	3,152,222	1,847,778
BP LPI, Class B	Delay Draw Notes	11,700,663	0	11,700,663
Home Depot Inc/The Equity Private		3,600,000	379,413	3,220,587
LCP Early Education JV LLC		5,500,000	368,866	5,131,134
Page Eleven Funding LLC	Revolver	8,750,000	6,194,933	2,555,067
Roper/Outgo Forward Flow Loan Portfolio		20,000,000	1,443,100	18,556,900
Sundvall Leasing LLC		7,000,000	4,060,000	2,940,000
Time Forward Flow Purchase Agreement Loan Portfolio		24,000,000	9,385,271	14,614,729
		$90,550,663	$26,866,036	$63,684,627

(h)   Non-income producing security.

(i)    Represents less than 0.05% of net assets.

(j)    The rate shown represents the 7-day annualized yield as of December 31, 2025.

(k)   The table below shows investments that are held through the Aggregator entities. The Aggregator entities represent equity interests in entities that provide loans to borrowers/issuers, either by committing and funding these transactions entirely with their own capital or alongside affiliates.

Investment	Issuer
Time Forward Flow Purchase Agreement Loan Portfolio	ABF Home Improvement Purchaser 2025-1, LLC (Delaware), ABF Home Improvement Borrower 2025-1, LLC (Delaware)
Roper/Outgo Forward Flow Loan Portfolio	BF TF Purchaser 2025-1, LLC (Delaware)
Home Depot Inc/The Equity Private	ABF Equipment Financing Secondary Holdings 2025-1, LLC (Delaware), ABF Equipment Financing Loan Holdings 2025-1, LLC (Delaware), ABF Equipment Financing Lease Holdings 2025-1, LLC (Delaware)
Midland Equipment Finance Portfolio Loan Portfolio	ABF Equipment Financing Secondary Holdings 2025-1, LLC (Delaware), ABF Equipment Financing Loan Holdings 2025-1, LLC (Delaware) ABF Equipment Financing Lease Holdings 2025-1, LLC (Delaware)
LCP Early Education JV LLC	LCP-OaktreeJV 1 LLC

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	11

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statements of Assets and Liabilities December 31, 2025
Assets:
Investments in securities, at value (Cost $385,791,397)	$385,739,508
Receivable for investments sold	1,526,665
Interest receivable	1,601,003
Net receivable from Advisor (Note 4)	586,679
Receivable for fund shares sold	176,465
Prepaid expenses	51,374
Total assets	389,681,694
Liabilities:
Payable for investments purchased	48,069,296
Organizational costs payable	2,364,813
Unrealized depreciation on unfunded loan commitments	55,460
Accrued expenses	203,785
Total liabilities	50,693,354
Indemnifications, commitments and contingencies (Notes 4 and 9)
Net Assets	$338,988,340
Composition of Net Assets:
Paid-in capital	338,596,610
Accumulated gains	391,730
Net Assets	$338,988,340
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	32,581,344
Net asset value per share	$10.40

____________

See Notes to Consolidated Financial Statements.

12

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statement of Operations For the Period March 27, 2025 (Commencement of Investment Operations) through December 31, 2025
Investment Income:
Interest	$2,089,739
Dividends and distributions	87,720
Total investment income	2,177,459
Expenses:
Investment advisory fees (Note 4)	372,748
Incentive fees (Note 4)	85,892
Organizational costs (Note 2)	3,811,426
Directors’ fees	127,929
Offering costs (Note 2)	125,463
Audit and tax services	81,534
Legal fees	52,408
Fund accounting and sub-administration fees	48,911
Reports to shareholders	39,716
Custodian fees	32,851
Administration fees (Note 4)	29,820
Transfer agent fees	11,255
Miscellaneous	9,732
Registration fees	7,729
Insurance	3,883
Total operating expenses	4,841,297
Interest Expense (Note 4)	116,770
Less expenses waived/reimbursed by the investment advisor (Note 4)	(4,632,558)
Net expenses	325,509
Net Investment income	1,851,950
Net realized gain on:
Investments	23,353
Net realized gain	23,353
Net change in unrealized depreciation on:
Investments	(51,889)
Unfunded loan commitments	(55,460)
Net change in unrealized depreciation	(107,349)
Net realized and unrealized loss	(83,996)
Net increase in net assets resulting from operations	$1,767,954

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	13

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statement of Changes in Net Assets
For the Period March 27, 2025(1) through December 31, 2025
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,851,950
Net realized gain	23,353
Net change in unrealized depreciation	(107,349)
Net increase in net assets resulting from operations	1,767,954
Distributions to Shareholders:
Distributable earnings	(1,376,224)
Total distributions to shareholders	(1,376,224)
Capital Share Transactions:
Proceeds from shares sold	337,631,111
Reinvestment of distributions	965,499
Net increase in net assets from capital share transactions	338,596,610
Total increase in net assets	338,988,340
Net Assets:
Beginning of period	—
End of period	$338,988,340
Shares Transactions:
Shares sold	32,488,418
Shares reinvested	92,926
Net increase in shares outstanding	32,581,344

____________

(1)         Commencement of investment operations.

____________

See Notes to Consolidated Financial Statements.

14

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statement of Cash Flows For the Period March 27, 2025 (Commencement of Operations) through December 31, 2025
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities
Net Increase in net assets resulting from operations	$1,767,954
Adjustments to reconcile net Increase in net assets resulting from operations to net cash used in operating activities
Purchases of long-term portfolio investments and principal payups	(223,760,877)
Proceeds from disposition of long-term portfolio investments and principal paydowns	8,730,510
Net purchases and sales of short-term portfolio investments	(124,488,684)
Increase in interest receivable	(1,601,003)
Increase in prepaid expenses	(51,374)
Increase in receivable from advisor	(586,679)
Increase in organizational costs payable	2,364,813
Increase in accrued expenses	203,785
Net amortization on investments and other adjustments to cost	293,638
Net change in unrealized depreciation on investments	51,889
Net change in unrealized depreciation on unfunded commitments	55,460
Net realized gain on investment transactions	(23,353)
Net cash used in operating activities	(337,043,921)
Cash flows provided by (used for) financing activities:
Cash provided by promissory notes	69,800,000
Repayments for promissory notes	(69,800,000)
Proceeds from shares sold	337,454,646
Distributions paid to shareholders, net of reinvestments	(410,725)
Net cash provided by financing activities	337,043,921
Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Supplemental Disclosure of Cash Flow Information:
Interest payments for the period ended December 31, 2025 totaled $116,770.
Non-cash financing activities not included consist of reinvestment of distributions for the period ended December 31, 2025 of $965,499.

____________

See Notes to Consolidated Financial Statements.

2025 Annual Report	15

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Financial Highlights
Class I	For the Period March 27, 2025[1] – December 31, 2025
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[2]	0.49
Net realized and change in unrealized loss[2]	(0.03)
Net increase in net asset value resulting from operations	0.46
Distributions to Shareholders:
From net investment income	(0.06)
Total distributions paid*	(0.06)
Net asset value, end of period	$10.40
Total Investment Return†,3	4.68%
Total Investment Return Since Reorganization†,3,4	0.17%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$338,988
Investment advisory fees	1.25%
Incentive fees[3]	0.22%
Operating Expenses[5]	1.49%
Total expenses before interest and organizational and offering expenses	2.96%
Organizational and offering expenses[3]	10.09%
Interest expense[3]	0.30%
Gross expenses, excluding reimbursement, and including interest and organizational and offering expenses	13.35%
Investment advisory fees, incentive fees and operating expenses reimbursed by the Investment Adviser[5]	(2.26)%
Organizational and offering expenses reimbursed by the Investment Adviser[3]	(10.09)%
Net expenses, including reimbursement, interest and organizational and offering expenses	1.00%
Net expenses, including fee waivers and reimbursement or recoupment and excluding interest expense	0.70%
Ratio of Net Investment Income to Average Net Assets
Net investment income[5]	6.28%
Net investment loss, excluding the effect of reimbursement and interest expense[5]	(5.77)%
Portfolio turnover rate[3]	16%

____________

*      Distributions for annual periods determined in accordance with federal income tax regulations.

†     Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1   Commencement of operations was March 27, 2025.

2   Per share amounts presented are based on average shares outstanding throughout the year indicated.

3   Not annualized for periods less than one year.

4           Commencement of operations since reorganization was December 8, 2025.

5   Annualized for periods less than one year.

____________

See Notes to Consolidated Financial Statements.

16

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements December 31, 2025

1.  Organization

Oaktree Asset-Backed Income Fund Inc. (the “Fund”) was organized as a corporation under the laws of the State of Maryland on December 16, 2024. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the “Common Shares”), and is operated as an “interval fund.”

On December 5, 2025, the Fund acquired all of the assets, subject to liabilities, of Oaktree Asset-Backed Income Private Placement Fund Inc. (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund maintains an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Further, the Reorganization did not result in (1) a material change in the Predecessor Fund’s investment portfolio due to investment restrictions; or (2) a change in accounting policies. Additionally, the investment advisers and portfolio managers did not change as a result of the Reorganization. As a result of the Reorganization, the Fund’s Class I Shares adopted the Predecessor Fund’s performance and accounting history. The net asset value per share of the Fund’s shares as of close of business on December 5, 2025, before the Reorganization was $10.00 for Class I Shares with a net asset value of $100,000. On December 5, 2025, after the Reorganization, the Fund’s net asset value per share was $10.45 for Class I Shares and the Fund received in-kind capital contributions of net assets valued at $42,780,013 in exchange for 4,093,781 Class I Shares to the shareholders of the Predecessor Fund. Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

The Fund continuously offers its shares of common stock, $0.001 par value per share (the “Shares”). The Fund offers three classes of Shares, designated as Class A Shares, Class I Shares, and Class U Shares. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief (the “Multi-Class Exemptive Relief”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. In the future, the Fund may offer additional classes of Shares.

Oaktree Fund Advisors, LLC (“Oaktree” or the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. As of December 31, 2025, Brookfield owned 74% of Oaktree.

Oaktree Fund Administration, LLC (the “Administrator”) serves as Administrator to the Fund.

The Fund’s investment objective is to seek to provide current income and long-term capital appreciation. Under normal market conditions, the Fund attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments (as defined below), throughout the world, including the United States, or “U.S.” (the “80% Policy”). More specifically, the Fund seeks to achieve its investment by investing primarily in a diverse portfolio of asset-backed finance investments across a broad range of industries focused on pools of contractual assets, including, but not limited to, loans, leases, mortgages, or other receivables (collectively, “ABF Investments”). In seeking to achieve its investment objective, the Fund may, among other things, (i) buy or commit to purchase ABF Investments, (ii) make loans secured by ABF Investments in a senior or mezzanine position, (iii) insure or provide capital relief against ABF Investments, and (iv) provide essential capital to enterprises whose primary business is origination/management of ABF Investments.

As part of the 80% Policy, the Fund may also invest a portion of its assets in other income-generating instruments including, but not limited to, stressed and distressed securities, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting

2025 Annual Report	17

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025 period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Reporting entity and principles of consolidation: Oaktree ABIF Blocker Holdings, LLC. (the “Subsidiary”), a Delaware exempted company and wholly-owned subsidiary of the Fund, was formed on March 25, 2025. The financial results of the Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the Consolidated Schedule of Investments. The net assets of the Subsidiary at December 31, 2025 were $8,018,004, or 2.4% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated on consolidation.

Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s portfolio investments. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Bank Loans, Assignments, and Participations. Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed-or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the Secured Overnight Financial Rate, “SOFR,” or a similar reference rate) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (an “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

18

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

2025 Annual Report	19

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical assets or liabilities
Level 2	—

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Private Investments:
Asset-Based Loans	$—	$—	$56,575,578	$56,575,578
Equity	—	—	60,847,552	60,847,552
Warrants	—	—	9,563	9,563
Private Investments – Total	—	—	117,432,693	117,432,693
Public Securities:
Asset-Backed Securities	$—	$140,266,688	$3,551,443	$143,818,131
Public Securities – Total	—	140,266,688	3,551,443	143,818,131
Money Market Funds	124,488,684	—	—	124,488,684
Total Investments	$124,488,684	$140,266,688	$120,984,136	$385,739,508

Liabilities:
Other Financial Instruments:
Unfunded Loan Commitments*	$—	$—	$(55,460)	$(55,460)
Total Other Financial Instruments	$—	$—	$(55,460)	$(55,460)

____________

*   The fair value of the Fund’s investment represents the unrealized depreciation as of December 31, 2025.

The Fund used valuation approaches consistent with the income approach to determine fair value of certain Level 3 assets as of December 31, 2025. The valuation methodology utilized by the Fund included discounted cash flows analysis, as described below.

The discounted cash flows analysis utilizes a discounted cash flow method that incorporates expected timing and level of cash flows, as well as assumptions in determining growth rates, income and expense projections, discount rates, capital structure, terminal values and other factors. The applicability and weight assigned to the income technique is determined based on the availability of reliable projections and comparable companies and transactions.

The recent transaction analysis utilizes recent or expected future transactions of the investment to determine fair value, to the extent applicable.

The market yield analysis utilizes expected future cash flows, discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the borrowers. Consideration is also given to a borrower’s ability to meet principal and interest obligations; this may include an evaluation of collateral or the underlying value of the borrower, utilizing either the market or income techniques.

The market comparable analysis utilizes valuations of comparable public companies or transactions and generally seeks to establish the enterprise value of the portfolio company using a market multiple technique. This technique takes into account a specific financial measure (such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, free cash flow, net operating income, net income, book value or net asset value) believed to be most

20

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025 relevant for the given company. Consideration may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other factors deemed relevant. The applicability and weight assigned to the market technique is determined based on the availability of reliable projections and comparable companies and transactions.

The Fund may estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions, including the current stock price (by using an enterprise value analysis as described above), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk-free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of December 31, 2025.

Quantitative Information about Level 3 Fair Value Measurement

	Value as of December 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/(Weighted Average)	Impact to Valuation from an Increase in Input(1)
Private Investments
Asset-Based Loans	$56,575,578	Income Approach	Discounted Cash Flow	Yield (Discount Rate) of Cash Flows)	5.0%-17.0% (10.0)%	Decrease
		Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Equity	$60,847,552	Income Approach	Discounted Cash Flow	Yield (Discount Rate) of Cash Flows)	11.0%-14.0% (11.3)%	Decrease
		Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Warrants	$9,563	Other	Black Scholes	Volatility	35.0%-45.0% (40.0)%	Increase
Public Securities
Asset-Backed Securities	$3,551,443	Market Approach	Market Comparables	Market Quotes	$75.1-$95.0 ($92.8)	Increase
	$120,984,136

____________

(1)   The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Investments	Public Securities	Total
Balance as of March 27, 2025	$—	$—	$—
Accrued discounts (premiums)	4,546	1,466	6,012
Realized gain (loss)	(46,647)	1,636	(45,011)
Change in unrealized depreciation	(27,270)	(236)	(27,506)
Purchases at cost/corporate actions	123,754,870	3,580,901	127,335,771
Sales proceeds	(6,252,806)	(32,324)	(6,285,130)
Transfers into Level 3	—		—
Balance as of December 31, 2025	$117,432,693	$3,551,443	$120,984,136
Change in unrealized depreciation for Level 3 assets still held at the reporting date	$(27,270)	$(236)	$(27,506)
2025 Annual Report	21

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

For further information regarding the security characteristics of the Fund, see the Consolidated Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within “Transfer agent fees” in the Consolidated Statement of Operations.

Organizational and Offering Costs: Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Offering costs from the initial launch of the Fund were deferred and amortized over the first twelve months after the commencement of operations in accordance with Financial Accounting Standards Board (“FASB”) ASC 946-20-25-5 and ASC 946-20-35-5, respectively. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund’s initial Registration Statement on Form N-2.

Distributions to Shareholders: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income.

This notice is available on the Adviser’s website at https://privatewealth.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization

22

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025 or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investment in Asset-Backed Securities (“ABS”): The Fund may invest in ABS, which are securitizations typically issued in senior and subordinated classes and with various forms of credit enhancements. ABS may be backed by credit card receivables, automobile loans, student loans, peer-to-peer loans, equipment leases, commercial aircraft leases, franchise agreements or other loans or financial assets.

Investment in Collateralized Loan Obligation (“CLOs”): The Fund may invest in CLOs through various means, including in primary or secondary market transactions from private originators and investors (including bankers, commercial banks, finance companies, investment banks and pooled investment vehicles such as hedge funds and private equity funds) and in restructuring or workout transactions. The Fund may acquire and hold such investments over a range of investment horizons, including buying and holding for a longer term and buying and restructuring in transactions with a shorter turnaround.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the consolidated financial statements and consolidated financial highlights.

The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosures of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. There were no derivatives held during the period ended December 31, 2025.

4.  Investment Advisory & Administration Agreement and Transactions with Related Parties

The Fund and the Adviser have entered into the Advisory Agreement, pursuant to which the Adviser is entitled to receive a base Management Fee and an Incentive Fee.

Pursuant to the Advisory Agreement, the Adviser receives an annual Management Fee, payable monthly in arrears by the Fund, in an amount equal to 1.25% of the Fund’s average daily net assets. Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee for at least one year from the effective date of the Fund’s registration statement.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to each class of Shares (each, a “Class”), and shall be calculated and accrued on a daily basis while being determined and payable in arrears at the end of each fiscal quarter beginning on and after the commencement of the first fiscal quarter of the Fund.

2025 Annual Report	23

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

Thus, the calculation of the Incentive Fee, attributable to each Class, for each fiscal quarter is as follows:

•        No Incentive Fee shall be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.50% per quarter based on the Class’s average daily net assets for the applicable quarterly payment period (calculated in accordance with U.S. GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 6.00% annualized; and

•        For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class (if any) exceeds the Quarterly Return, the Incentive Fee with respect to that Class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as the Class’s share of net investment income (allocated based on the net asset value of the Class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other fund expenses, determined in accordance with GAAP prior to the application of the Incentive Fee, except that such “other fund expenses” shall not include, without limitation, any payments under the Fund’s Distribution and Servicing Plan. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred income feature (such as market or original issue discount, debt investments with payment in kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities), accrued income that the Fund has not yet received in cash. The Adviser is not under any obligation to reimburse the Fund for any part of the income-based fee it receives that is based on accrued income that the Fund never actually receives. Pre-Incentive Fee Net Investment Income is not adjusted for incentive fee payments or any shareholder servicing and/or distribution fees paid under the Fund’s Distribution and Servicing Plan. Accordingly, Pre-Incentive Fee Net Investment Income may be calculated on higher amounts of income than the Fund may ultimately realize and that may ultimately be distributed to Shareholders. As a result, for any calendar quarter, the Incentive Fee attributable to Pre-Incentive Fee Net Investment Income that is paid to the Adviser may be calculated on the basis of an amount that is greater than the amount of net investment income actually received by the Fund for such calendar quarter.

The Predecessor Fund held multiple promissory notes (the “Notes”) with Oaktree Fund GP I, L.P. as lender. The Notes bear interest at a rate equal to 100% of the short-term applicable federal rate for U.S. federal income tax purposes in effect on the dates the respective Notes were established, as published by the Internal Revenue Service, compounded semi-annually until repaid in full.

Each of the Notes were drawn upon and subsequently repaid the full principal and accrued interest; therefore, no undrawn Notes remained outstanding at year-end. On November 25, 2025, $21,000,000 had been advanced under the Note established on November 21, 2025, and this amount was transferred to the Fund as part of the Reorganization. On December 10, 2025, the Fund repaid the outstanding balance in cash, including accrued interest.

For the period ended December 31, 2025, the Fund’s average daily borrowing balance was $14,500,000, with a weighted average borrowing cost of 3.67%.

From the commencement of operations of the Predecessor Fund, the Adviser waived and/or reimbursed certain expenses related to investment advisory fees, incentive fees, organizational costs and operating expenses in the amount of $372,748, $85,892, $3,811,426 and $362,492, respectively. The amount of operating expenses and organizational costs reimbursed that are available to be recouped before expiration is $4,173,918, which will expire during the fiscal year ending December 31, 2028. The Fund will reimburse these remaining expenses, subject to a specified expense cap and reimbursement limitations (as detailed below).

Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee for at least one year from the date of the Fund’s registration statement. For the avoidance of doubt, the Management Fee Waiver Agreement shall not apply to the Incentive Fee payable under the Advisory Agreement. Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement

24

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

Agreement”), the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% per annum of the Fund’s average monthly net assets of each class of Shares. The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% per annum of the Fund’s average monthly net assets of each class of Shares (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement will continue for at least one year from the date of the registration statement and cannot be terminated by the Fund or the Adviser before such time. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) any shareholder servicing fee, (iv) any distribution fee, (v) portfolio level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

Oaktree Fund Administration, LLC serves as the administrator and accounting agent (the “Administrator”). Pursuant to an administration agreement (the “Administration Agreement”), the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the Administration Agreement, the Administrator receives from the Fund an annual fee equal to 0.10% of the Fund’s net assets.

U.S. Bancorp Fund Services, LLC (in such capacity, the “Sub-Administrator”) provides certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator provides certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports. The Fund is responsible for any fees due to the Sub-Administrator.

5.  Purchases and Sales of Investments

For the period ended December 31, 2025, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities and U.S. government securities, were $271,830,173 and $10,257,175, respectively.

For the period ended December 31, 2025, there were no purchases or sales of long-term U.S. Government securities.

6.  Capital Shares

The Fund’s Charter and Bylaws and the laws of the State of Maryland (the “Charter”) authorizes the Fund to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share. The common stock consists of 250,000,000 shares of undesignated common stock and 750,000,000 shares classified and designated as follows: (i) 250,000,000 of which have been classified and designated as Class A Shares, (ii) 250,000,000 of which have been classified and designated as Class I Shares, and (iii) 250,000,000 of which have been classified and designated as Class U Shares (collectively “Shares” and respectively, “Class A Shares,” “Class I Shares,” and “Class U Shares”). As of December 31, 2025, Oaktree Fund GP I, L.P., a wholly-owned subsidiary of the Adviser, owns 13% of the outstanding Class I Shares of the Fund. The Board of Directors may, without any action by the Shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board of Directors, without any action by the Shareholders, to classify and

2025 Annual Report	25

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025 reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the Shareholders’ best interests. Under Maryland law, shareholders generally are not liable for the Fund’s debts or obligations.

The Shares offered pursuant to the Fund’s Registration Statement on Form N-2 will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of common stock have equal distribution, liquidation and other rights. The Fund offers multiple classes of common stock, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

7.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis.

During the period ended December 31, 2025, the Fund did not make any repurchase offers to its shareholders.

8.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2025, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2025, open taxable periods consisted of the taxable period ended December 31, 2025. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

26

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025

The tax character of distributions paid for the period shown below was as follows:

Period Ended December 31, 2025
Ordinary income	$1,376,224
Total	$1,376,224

At December 31, 2025, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$—
Distributable earnings	397,377
Late year ordinary losses	—
Other accumulated losses	(86,302)
Tax basis unrealized appreciation on investments and foreign currency	80,655
Total tax basis net accumulated gains	$391,730

____________

(1)         To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2025, the Fund did not have any capital loss carryforwards. During the taxable period ended December 31, 2025, the Fund did not utilize any capital loss carryforwards.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translations, at December 31, 2025 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$385,658,853	$682,717	$(602,062)	$80,655

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

9.  Indemnifications, Commitments and Contingencies

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. The Fund uses the same investment criteria in making these

2025 Annual Report	27

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2025 commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any.

10.Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Fund completed a quarterly repurchase offer in which the Fund offered to repurchase up to 5% of its outstanding shares on February 9, 2026. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	January 5, 2026
Repurchase Request Deadline	February 9, 2026
Repurchase Pricing Date	February 9, 2026
Dollar Amount Repurchased	$104,084
Shares Repurchased	9,951

Oaktree and/or its affiliates purchased an additional 1,144,583.446 shares on behalf of all shareholders of record as of the close of business on January 5, 2026. The transaction was executed as a special distribution of shares, representing approximately 4% of net asset value.

Management has evaluated subsequent events through the date the financial statements were issued and has determined that there are no additional events that require recognition or disclosure in the consolidated financial statements.

28

OAKTREE ASSET-BACKED INCOME FUND INC. Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Oaktree Asset-Backed Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Oaktree Asset-Backed Income Fund Inc. and subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations, cash flows, changes in net assets, and financial highlights for the period from March 27, 2025 (commencement of investment operations) through December 31, 2025, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from March 27, 2025 (commencement of investment operations) through December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois

February 27, 2026

We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.

2025 Annual Report	29

OAKTREE ASSET-BACKED INCOME FUND INC. Tax Information

For the period ended December 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2025 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

30

OAKTREE ASSET-BACKED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited)

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund’s Custodian and the Fund’s Transfer Agent. The day-to-day operations of the Fund are delegated to the Adviser, subject to the supervision of the Board of Directors.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
INDEPENDENT DIRECTORS:(5)
Edward A. Kuczmarski Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Born: 1949	Since January 23, 2025	9	Retired.	Director/Trustee of the investment companies in the Fund Complex (2011-Present).
Stuart A. McFarland Director, Member of the Audit Committee, Member of the Governance Committee Born: 1947	Since January 23, 2025	9	Retired; Managing Partner of Federal City Capital Advisors (1997-2021).

Director/Trustee of the investment companies in the Fund Complex (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-2023); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2020).

Heather S. Goldman Director, Member of the Audit Committee, Chair of the Governance Committee Born: 1967	Since January 23, 2025	9	CFO of My Flex, Inc., an EQBR Holdings affiliate, developing and commercializing Web 3.0 blockchain technologies (2022-2023); Executive in Residence, Global Digital Finance (2025-Present).	Director/Trustee of the investment companies in the Fund Complex (2013-Present).
2025 Annual Report	31

OAKTREE ASSET-BACKED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)
Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
William H. Wright II Director, Chair of the Audit Committee, Member of the Governance Committee Born: 1960	Since January 23, 2025	9	Retired.

Director/Trustee of the investment companies in the Fund Complex (2020-Present); Director of the Carlyle Group, TCG BDC I, Inc. and TCG BDC II, Inc. and Carlyle Secured Lending III (2021-Present); Trustee of Doris Duke Charitable Foundation (2017-Present); Vestryman and Chairman of the Investment Committee of Trinity Church Wall Street (2022-Present); Director of Mount Sinai Health System (1998-Present); Director of New York City Ballet (2005-Present); Trustee and Treasurer of Historic Hudson Valley (2000-Present).

Betty A. Whelchel Director, Member of the Audit Committee, Member of the Governance Committee Born: 1956	Since January 23, 2025	9	Retired.	Director/Trustee of the investment companies in the Fund Complex (2024-Present).
Susan Schauffert-Tam Director, Member of the Audit Committee, Member of the Governance Committee Born: 1968	Since January 23, 2025	9	Retired; Managing Director, BMO Capital Markets (1999-2024).	Director/Trustee of the investment companies in the Fund Complex (2024-Present); Independent Director of Forum Asset Management Real Estate and Impact Fund and FMS Trust Fund (September 2025-Present).

____________

(1)     Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

(2)     The term of office of the Independent Directors is indefinite.

(3)     The Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc. and Brookfield Real Assets Income Fund Inc.

(4)     This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies), or other investment companies registered under the 1940 Act.

(5)     Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

32

OAKTREE ASSET-BACKED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)
Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
INTERESTED DIRECTORS/OFFICERS:(5)
Brian F. Hurley President and Director Born: 1977	Director and President since December 16, 2024	9

President of the investment companies in the Fund Complex, except Brookfield Infrastructure Income Fund Inc. (2014-Present); Secretary of Brookfield Infrastructure Income Fund Inc. (2023-Present); General Counsel of the Brookfield Public Securities Group LLC (“PSG”) (2017-2024); General Counsel of Brookfield Private Wealth, formerly Brookfield Oaktree Wealth Solutions (“Wealth”) (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present).

				Director/Trustee of the investment companies in the Fund Complex (2024-Present).
Casey P. Tushaus Treasurer Born: 1982	Since December 16, 2024	9

Treasurer of the investment companies in the Fund Complex (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Senior Vice President of Wealth (2025-Present); Director of the Administrator (2021-2024); Vice President of the Adviser (2014-2021).

				N/A
2025 Annual Report	33

OAKTREE ASSET-BACKED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)
Name, position(s), address(1) and year of birth	Term of office and length of time served(2)	Number of funds in Fund Complex overseen by Director(3)	Principal occupation(s) during past five years	Other directorships held by director during past five years(4)
Craig A. Ruckman Secretary Born: 1977	Since December 16, 2024	9

Secretary of the investment companies in the Fund Complex, except for Brookfield Infrastructure Income Fund Inc. (2022-Present); Assistant Secretary of Brookfield Infrastructure Income Fund Inc. (2023-Present); Managing Director of the Adviser (2022-2024); Managing Director of Wealth (2025-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

				N/A
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since January 23, 2025	9

CCO of the investment companies in the Fund Complex (2017-Present); Director of the Administrator (2017-2024); Senior Vice President of Wealth (2025-Present); and CCO of Brookfield Investment Management (Canada) Inc. (2017-2023).

				N/A
Mohamed S. Rasul Assistant Treasurer Born: 1981	Since January 23, 2025	9	Assistant Treasurer of the investment companies in the Fund Complex (2016-Present); Vice President of the Administrator (2019-2024); Vice President of Wealth (2025-Present).	N/A

____________

(1)     Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York, 10281, unless otherwise noted.

(2)     Mr. Hurley will hold office as Director for an indefinite term until the earliest of: (i) the next meeting of stockholders, if any, called for the purpose of considering the election or re-election of Mr. Hurley and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date Mr. Hurley resigns or retires, or is removed by the stockholders, in accordance with the Fund’s Charter and Bylaws. Each officer will hold office for an indefinite term or until the date he or she resigns or retires until his or her successor is elected and qualified.

(3)     The Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Diversified Income Fund Inc. and Brookfield Real Assets Income Fund Inc.

(4)     This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies), or other investment companies registered under the 1940 Act.

(5)     Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

34

OAKTREE ASSET-BACKED INCOME FUND INC. Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to Shareholders in the form of dividends. The Fund intends to declare and pay distributions monthly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to Shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Shareholders specify otherwise, dividends will be reinvested in the Shares in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), in additional Shares. If Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail at by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee,Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Shareholders may need for tax records. Any proxy Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to Shareholders registered with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

2025 Annual Report	35

OAKTREE ASSET-BACKED INCOME FUND INC. Joint Notice of Privacy Policy (Unaudited)

Oaktree Fund Advisors, LLC, on its own behalf and on behalf of the funds managed by Oaktree Fund Advisors, LLC and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•   Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•   Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•   Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•   Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•   Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•   Other organizations, with your consent or as directed by you; and

•   Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

36

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Oaktree Fund Administration, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: privatewealth@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Directors of the Fund Edward A. Kuczmarski William H. Wright II Heather S. Goldman Stuart A. McFarland Betty Whelchel Susan Schauffert-Tam Brian F. Hurley	Chair of Board of Directors Chair of Audit Committee Chair of Governance Committee Director Director Director Director (Interested)
Officers of the Fund Brian F. Hurley Casey P. Tushaus Craig A. Ruckman Adam R. Sachs Mohamed S. Rasul	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

privatewealth.brookfield.com
privatewealth@brookfield.com
855-777-8001

© 2026 Oaktree Fund Advisors, LLC

OAKTREE

(b)    Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Oaktree Asset-Backed Income Fund Inc., Brookfield Place, 225 Liberty Street, 35th Floor, New York, NY 10281.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II, Heather S. Goldman and Susan Schauffert-Tam each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal period. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the past period for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Fiscal Period Ended 12/31/2025
(a) Audit Fees	$111,000
(b) Audit-Related Fees	$0
(c) Tax Fees	$11,600
(d) All Other Fees	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Fiscal Period Ended 12/31/2025
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal period ended December 31, 2025, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $11,600. For the fiscal period ended December 31, 2025, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $0 in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant.

(h) The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)     Not applicable.

(b)    Not applicable.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Clients often grant Oaktree Fund Advisors, LLC (“Oaktree”) the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1. Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program that may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Managed Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account. Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Legal department reviews the materials. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Managed Account/Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Managed Accounts/Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

2. Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets Equities strategy, which handles the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:

(i)     whether the investment was held as a passive investment or considered a significant holding;

(ii)    whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(iii)   documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and

(iv)   documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensure that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then sent to Compliance personnel for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets Equities investment strategy, which handles the proxies relating to their investments) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record-keeping below for additional guidance).

The Emerging Markets Equities investment strategy follows a similar process in which proxies are processed by the relevant Operations personnel and forwarded to the investment professional for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

Appropriate members of the Legal and/or Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include, but not limited to: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor Managed Accounts/Managed Funds owns more than 5% of the outstanding class of securities subject to the vote.

3. Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Managed Account/Managed Fund” custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:

(i)     Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;

(ii)    Documenting reasons as to why proxies were not received for any stock holdings; and

(iii)   Recording the dates on which votes were submitted for each Managed Account/Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross-held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

4. Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 8306296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

5. Recordkeeping

Documentation that Oaktree has voted all proxies for Managed Accounts/Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(i)     The proxy statement;

(ii)    Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;

(iii)   Proxy Tracking Form indicating Managed Accounts/Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Managed Account/Managed Fund the reasons behind such action; and

(iv)   List of client requests for proxy voting information.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Brendan Beer and Loris Nazarian manage the Fund. Their professional backgrounds are below:

Brendan Beer — Portfolio Manager

Mr. Beer is a managing director and co-portfolio manager for Oaktree’s Structured Credit strategy and Asset-Backed Finance platform. He joined Oaktree in 2017, having previously worked at Guggenheim Partners Investment Management, serving as a managing director and co-head of structured credit. At Guggenheim, he managed a team responsible for in excess of $40 billion, which performed credit analysis, trading and risk management across private label RMBS, CMBS, ABS and CLOs, with Mr. Beer specializing in CLOs and Esoteric ABS. Prior thereto, he was a vice president at Citigroup Global Markets, as a secondary CDO trader and in securitized products distribution. Mr. Beer previously spent eight years in the Navy, as a division officer aboard a fast-attack nuclear submarine and as a classroom physics and chemistry instructor. He earned an M.B.A. from the University of Rhode Island, an M.S. in nuclear engineering from the Massachusetts Institute of Technology, and a B.S. in mathematics (honors track) with distinction from the United States Naval Academy.

Loris Nazarian — Assistant Portfolio Manager

Mr. Nazarian is a managing director and assistant portfolio manager for Oaktree’s private assets businesses and is responsible for maintaining client relationships and expanding the current platform, including asset-backed finance. Mr. Nazarian joined the firm in 2024 from Morgan Stanley, where he most recently served as Global Head of Fixed Income Division Capital Introduction, focused on building strategic partnerships around capital raising across private credit, real estate, real assets and private equity. During his cumulative 19-year tenure at Morgan Stanley, additional experience included roles such as Co-Head of CLO New Issue and Head of CLO Structuring in the Credit Complex group. Mr. Nazarian also worked at Guggenheim Partners in merchant banking and at Royal Bank of Scotland in financial markets. He holds an M.Sc. degree in engineering from École Centrale Paris with a major in applied mathematics and finance. Mr. Nazarian is a native French speaker.

Management of Other Accounts

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2025.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts[1]	Number of Other Accounts Managed and Total Assets for such Accounts[1,2]
Brendan Beer	1/$304	$0.1m	2/$1,256	21/$6,388
Loris Nazarian	1/$304	—	2/$1,256	21/$6,388

____________

1        Assets in $ millions

2        Represents separate accounts

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2025.

Dollar Range of Securities Owned
Brendan Beer	$100,001–$500,000
Loris Nazarian	None

Potential Conflicts of Interest

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management.    In 2019, Brookfield acquired a majority interest in Oaktree. Oaktree is a wholly owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier. Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree,

Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing.

Portfolio Manager Compensation

The compensation structure of the Portfolio Managers is determined by Oaktree in accordance with its own internal policies. All other Portfolio Managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the Portfolio Manager’s responsibilities and performance, and equity participation as one of the most senior employees. No Portfolio Manager’s compensation is specifically dependent on the performance of the Fund that they manage, on an absolute basis or relative to a specific benchmark. No Portfolio Manager is compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio Managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)     The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19. Exhibits.

(a)    (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oaktree Asset-Backed Income Fund Inc.
By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	March 6, 2026
By (Signature and Title)*	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer
Date	March 6, 2026